AFSALA BANCORP, INC.
                                161 CHURCH STREET
                            AMSTERDAM, NEW YORK 12010










January 9, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of AFSALA Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders ("Meeting") to be held at the Amsterdam Hotel, located at 10 Market Street, Amsterdam, New York on Tuesday, February 24, 1998 at 2:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                      Sincerely,


                                      /s/John M. Lisicki
                                      John M. Lisicki
                                      President and Chief Executive Officer

--------------------------------------------------------------------------------
                              AFSALA BANCORP, INC.
                                161 CHURCH STREET
                            AMSTERDAM, NEW YORK 12010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on February 24, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of AFSALA Bancorp, Inc. (the "Company") will be held at the Amsterdam Hotel, located at 10 Market Street, Amsterdam, New York on Tuesday, February 24, 1998 at 2:00 p.m. local time.

The Meeting is for the purpose of considering and acting upon the following proposals:

          1.   The election of two directors of the Company;

          2. The ratification of the amendment to the AFSALA Bancorp, Inc. 1997 Stock Option Plan (the "1997 Stock Option Plan" or "Option Plan");

          3. The ratification of the amendment to the Amsterdam Federal Bank Restricted Stock Plan (the "Restricted Stock Plan" or "RSP"); and

          4. The transaction of such other business as may properly come before the Meeting.

         The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 29, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/Sandra M. Hammond
                                   Sandra M. Hammond
                                   Corporate Secretary
Amsterdam, New York
January 9, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              AFSALA BANCORP, INC.
                                161 CHURCH STREET
                            AMSTERDAM, NEW YORK 12010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AFSALA Bancorp, Inc. (the "Company") to be used at an Annual Meeting of Stockholders of the Company to be held at the Amsterdam Hotel, located at 10 Market Street, Amsterdam New York on Tuesday February 24, 1998, at 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about January 9, 1998. The Company is the parent company of Amsterdam Federal Bank (the "Bank"). The Company was formed as a Delaware corporation in June 1996 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's mutual-to-stock conversion completed on September 30, 1996 (the "Conversion").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the amendment to the 1997 Stock Option Plan, (iii) the ratification of the amendment to the Restricted Stock Plan, and (iv) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 29, 1997 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 1,383,440 shares of Common Stock issued and outstanding and 71,310 shares of Common Stock held as treasury stock.

         The certificate of incorporation of the Company ("Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. The number of votes that may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such persons owning shares in excess of the Limit shall be equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit. For a period of five years from the completion of the Conversion, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of an equity security of the Company. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options, and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit, if any) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Concerning the  ratification  of the amendment to the 1997 Stock Option
Plan (Proposal II), the ratification of the amendment to the Restricted Stock Plan (Proposal III) and all matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or
(ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. With respect to Proposals II and III, such votes shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to broker non-votes. Votes for which the "ABSTAIN" box is selected for Proposals II and III shall have the effect of a vote against such proposals.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Voting Record Date, persons or groups who own more than 5% of the Common Stock based on 1,383,440 shares of Common Stock issued and outstanding, but not including treasury stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Voting Record Date.


                                        Amount and Nature   Percent of Shares of
                                          of Beneficial         Common Stock
Name and Address of Beneficial Owner        Ownership           Outstanding
------------------------------------    -----------------   --------------------

Bay Pond Partners, LP                       98,000(1)              7.1%
75 State Street
Boston, Massachusetts

Wellington Management Company, LLP         144,000(2)             10.4%
75 State Street
Boston, Massachusetts

Amsterdam Federal Bank                     110,780(3)              8.0%
Employee Stock Ownership Plan ("ESOP")
161 Church Street
Amsterdam, New York

All directors and executive officers        75,155(4)              5.4%
as a group (9 persons)


---------------------------------
(1) Based on a Schedule 13D filed with the Securities and Exchange Commission on October 9, 1996. According to such Schedule 13D, Bay Pond Partners, LP shares voting and dispositive power over the 98,000 shares of the Company's Common Stock with Wellington Management Company, LLP.
(2) Based on a Schedule 13G, dated January 24, 1997, filed with the Securities and Exchange Commission.
(3) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the Savings Bank comprised of non-employee directors Greco, Tecler and Opalka to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the Board or the ESOP Committee. As of the Voting Record Date, 2,769.5 shares have been allocated under the ESOP to participant accounts.
(4) Excludes 110,780 shares of Common Stock held under the ESOP for which individuals serve as members of the ESOP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Excludes 58,190 restricted shares, pursuant to the RSP, which vest over five years at the rate of 20% per year, beginning May 30, 1998, for which the trustees of the RSP exercise voting and investment power until such shares vest. Such RSP trustees disclaim beneficial ownership of such shares held in such fiduciary capacity. Includes shares of Common Stock subject to options granted pursuant to the 1997 Stock Option Plan which options are exercisable within 60 days of the Record Date.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the 1934 Act requires certain officers and directors of the Company, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the fiscal year ended September 30, 1997, except as stated below. The directors and officers of the Company each filed a Form 5 on December 12, 1997 that was due to be filed by November 14, 1997.

--------------------------------------------------------------------------------
                 PROPOSAL I-INFORMATION WITH RESPECT TO NOMINEES
      FOR DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Certificate of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Pursuant to the Certificate of Incorporation, two individuals have been nominated for a three year term. Both individuals currently serve on the Board of Directors. The Board of Directors currently consists of seven members.

         It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees and other directors, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                                                    Shares of
                                                                                       Current    Common Stock
                                                                         Director       Term      Beneficially         Percent of
Name                             Age(1)                Position          Since(2)      Expires     owned(1)(3)            Class
---------------------------   -------------   ---------------------- ---------------- ----------  ----------------   ----------

                      NOMINEES FOR TERMS TO EXPIRE IN 2001
Dr. Ronald S. Tecler               58         Director                     1994         1998          16,000(4)(5)        1.15%
John A. Tesiero, Jr.               70         Director                     1994         1998          15,000(5)           1.08%

                         DIRECTORS CONTINUING IN OFFICE
John A. Kosinski, Jr.              70         Director                     1959         1999          10,090(5)             -- (7)
Joseph G. Opalka                   57         Director                     1975         1999           7,500(4)(5)          -- (7)
Florence B. Opiela                 82         Director                     1984         1999           2,500(5)             -- (7)
John M. Lisicki                    51         President, Chief             1984         2000          10,499(6)             -- (7)
                                              Executive Officer,
                                              and Director
Dr. Daniel J. Greco                69         Director                     1980         2000           6,500(4)(5)          -- (7)

-----------------
(1)  At September 30, 1997.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank became directors of the Company upon its formation.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Excludes 110,780 shares of Common Stock held under the ESOP for which individuals serve as members of the ESOP Committee or Trustee Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
(5) Excludes 2,909 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual as of the Record Date. Excludes options to purchase 7,273 shares of Common Stock which are not exercisable within 60 days of the Record Date.
(6) Excludes 14,547 shares of Common Stock awarded under the RSP which are subject to forfeiture and for which no voting control is exercised by the individual as of the Record Date. Excludes options to purchase 36,368 shares of Common Stock which are not exercisable within 60 days of the Record Date.
(7)  Less than 1.0%.

         The following individuals are non-director executive officers of the Company and hold the offices in the Company set forth below opposite their names.


Name                        Age (1)        Positions Held With the Company
----                        -------        -------------------------------

James J. Alescio              36           Treasurer and Chief Financial Officer

Benjamin W. Ziskin            39           Vice President


---------------
(1)      At September 30, 1997.


Biographical Information

         The business experience of each director and executive officer of the Bank is set forth below. All directors and executive officers have held their present positions for a minimum of five years unless otherwise stated.

         Dr. Ronald S. Tecler has been a director of the Bank since 1994 and of the Company since its formation. Dr. Tecler is the majority stockholder of a professional corporation engaged in the practice of dentistry in Amsterdam, New York and has practiced dentistry since 1971. Dr. Tecler is the Chairman of the Board of the Amsterdam Urban Renewal Agency, a board member of Industries for Amsterdam, Inc., the Vice President of the Twin Rivers Boy Scout Council, and is active in the Amsterdam Rotary Club and the St. Mary's Hospital at Amsterdam Foundation.

         John A. Tesiero, Jr. has been a director of the Bank since 1994 and of the Company since its formation. Mr. Tesiero is the sole owner of Cranesville Block Co., Inc., a construction supply business supplying ready mix concrete, concrete block, sand, gravel, and stone, located in Amsterdam, New York.

         John A. Kosinski, Jr., has been a director of the Bank since 1959 and of the Company since its formation. Mr. Kosinski is an attorney in Amsterdam, New York and has practiced law since 1953. Mr. Kosinski serves as counsel for the Bank. Mr. Kosinski is a Director Emeritus of the St. Mary's Hospital at
Amsterdam Foundation and is active in the Liberty House, the Elks Club, the Montgomery County Chamber of Commerce, the Montgomery County Economic
Development Corp., the American and Montgomery County Bar Banks, and the New York Trial Bank.

         Joseph G. Opalka has been a director of the Bank since 1975 and of the Company since its formation. Mr. Opalka is a certified public accountant and the sole owner of Joseph G. Opalka C.P.A., a public accounting firm. Mr. Opalka also serves as an adjunct faculty member of the Schenectady County Community College and from 1969 to 1993 was the Vice President of Finance for Amsterdam Printing & Litho Corp., a mail order company. Mr. Opalka serves as a director of Rehabilitation Support Services, Inc. and is active in the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

         Florence B. Opiela has been a director of the Bank since 1984 and of the Company since its formation. Ms. Opiela is a retired Executive Vice President of the Bank. Ms. Opiela is a member of the St. Mary's Hospital volunteers, St. Mary's Hospital Auxiliary, Inc., and St. Stanislaus Rosary Auxiliary. Ms. Opiela is also active in the Amsterdam Free Library and the Walter-Elwood Museum.

         John M. Lisicki joined the bank in 1978 as a Vice President, and became the President and Chief Executive Officer and Director in 1983. Mr. Lisicki has also served as the President and Chief Executive Officer of the Company since its formation. Mr. Lisicki is a current member and immediate past Chairman of the Board of Trustees of Amsterdam Memorial Hospital, a member of the Board and former President of Industries for Amsterdam, a member of the Board and former Vice President of the Amsterdam Free Library, a member of the Board of the Sarah
J. Sanford Home for Elderly Women, former board member and President of the Foundation of Liberty Enterprises, as well as a member of its Board of Directors, and a former board member of Hospice Foundation, the Amsterdam City Center, and the Advisory Board of St. Mary's Hospital.

         Dr. Daniel J. Greco has been a director of the Bank since 1980 and a director of the Company since its formation. Dr. Greco is a former school teacher and the retired superintendent of the Greater Amsterdam School District. Dr. Greco serves on the Board of Directors of the Amsterdam Memorial Hospital and Industries for Amsterdam, Inc. and is active in the Rotary Club, the Elks Club, and the Boy Scouts of America.

         James J. Alescio served as the Assistant Treasurer of the Bank from 1984 to 1987 and was appointed Treasurer and Chief Financial Officer of the Bank in 1993 and of the Company upon its formation. From 1987 to 1993, Mr. Alescio was a senior accountant with John G. Gilooly, C.P.A.'s, an independent public accounting firm. Mr. Alescio in a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants.

         Benjamin W. Ziskin served as the Treasurer of the Bank from 1985 to 1993 and was appointed Vice President of the Bank in 1989 and of the Company upon its formation. Mr. Ziskin is a board member and past Treasurer of the Capital District League of Savings Institutions and is a board member and Finance Committee Chairman of the Montgomery County Chapter of the New York State Association for Retarded Children. He is a past board member, past Treasurer and past President of Montgomery Transitional Services; a past board member, past Secretary and past Chairman of the Amsterdam Housing Authority; and is a past board member of the Amsterdam City Center, Montgomery County Big Brothers/Big Sisters and the St. Mary's Hospital at Amsterdam Foundation.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended September 30, 1997, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended September 30, 1997, the Board of Directors of the Company held six regular meetings and no special meetings. Except for Director Kosinski, no director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1997.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the

Company's Bylaws. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non-standing committee met one time during the 1997 fiscal year.

         The Audit Committee of the Bank is comprised of John A. Kosinski, Jr., Florence B. Opiela and Joseph Opalka, and meets with the entire board of directors. The President also attends these meetings but is excused during certain portions. The Audit Committee is responsible for developing and maintaining the Bank's audit program. The committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. This standing committee met five times during the fiscal year ended September 30, 1997.

         The Compensation Committee of the Bank consists of John A. Tesiero, Jr., John A. Kosinski, and Dr. Daniel J. Greco. The committee establishes the Bank's salary budget, director fees, and employee benefits provided by the Bank for approval by the Board of Directors. This standing committee met two times during the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors Compensation

         Members of the Board of Directors of the Company are not compensated for service on the Board of Directors. Members of the Board of Directors of the Bank received fees of $1,100 per month during the fiscal year ended September 30, 1997 for attendance at meetings of the Board of Directors of the Bank. No additional fees are paid to board members for attendance at committee meetings. The Bank paid a total of $91,700 in director fees for the year ended September 30, 1997.

         During the 1997 fiscal year, non-employee directors each received awards of 7,273 stock options to purchase the Common Stock and 2,909 shares of Common Stock under the 1997 Stock Option Plan and the RSP, respectively. Such stock awards vest at the rate of 20% per year commencing on May 30, 1998.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President and Chief Executive Officer of the Company. All compensation was paid by the Bank. No other executive officer of the Company had a salary and bonus during the year ended September 30, 1997 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                     Annual Compensation                  Long Term Compensation
                                                     -------------------                  ----------------------
                                                                                                 Awards
                                                                                                        Securities
                                                                                          Restricted    Underlying         All
Name and                 Fiscal                                        Other Annual         Stock      Options/SARs       Other
Principal Position       Year(1)      Salary(2)        Bonus          Compensation(3)      Award($)        (#)       Compensation(4)
-------------------      -------      ---------        -----          ---------------      --------       -----      ---------------
John M. Lisicki           1997           $144,692       $     --          $22,062        $201,840(5)    36,368(6)      $ 14,563(7)
President and             1996           $127,000       $     --          $19,105              --           --         $  6,479
Chief Executive           1995            110,452       $  3,000           18,390              --           --            5,522
Officer


---------------------
(1) The Company first issued Common Stock registered underss.12(g) of the 1934 Act effective September 30, 1997; therefore, less than 3 years of compensation data is presented.
(2) Includes board of director's fees.
(3) Consists of the accrual of $20,312, $17,355 and $16,640 of salary under the Supplemental Retirement Plan for the fiscal years ended September 30, 1997, 1996 and 1995, respectively. See "- Supplemental Retirement Plan." Also, includes the value of automobile use during the fiscal years ended September 30, 1997, 1996 and 1995.
(4) Includes Bank contribution of $1,440, $1,188 and $1,008 to term life insurance and matching contribution of $5,329, $5,291 and $4,514 to the 401(k) Plan for the fiscal years ended September 30, 1997, 1996 and 1995, respectively.
(5) Represents the award of 14,547 shares of Common Stock under the RSP as of May 30, 1997, on which date the market price of such stock was $13.875 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on May 30, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of September 30, 1997, based upon a market price of $17 7/8 per share, such award of 14,547 shares had an aggregate value of $260,028.
(6) Such awards under the 1997 Stock Option Plan are first exercisable at the rate of 20% per year commencing on May 30, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $13.875.
(7) Represents an allocation of 436 shares of Common Stock under the ESOP based upon a market price of such stock as of September 30, 1997 of $17 7/8 per share.

         Employment and Severance Agreements. In February 1997, the Bank entered into employment agreements with John M. Lisicki, President and Chief Executive Officer and certain other officers of the Bank. Such agreements were subsequently amended in September 1997. Mr. Lisicki's salary under the amended employment agreement was based on his then current salary, $150,000. Mr. Lisicki's employment agreement is for a term of three years. The agreements are terminable by the Bank for "just cause" as defined in the agreements. If the Bank terminates the employee without just cause, the employee will be entitled to a continuation of the employee's salary from the date of termination through the remaining term of the agreement. Mr. Lisicki's employment agreement contains a provision stating that in the event of the termination of employment in connection with any future change in control of the Bank, as defined in the agreement, Mr. Lisicki will be paid in a lump sum an amount equal to 2.99 times Mr. Lisicki's five year average annual taxable compensation. In addition, the Bank has entered into severance agreements with five key employees, which provide a severance payment upon termination without just cause in the event of a change in control, as defined in the agreements. If such payments were made to Mr. Lisicki and all other individuals with an agreement at September 30, 1997, such payments would have equalled approximately, $450,000 and $1,013,000, respectively, at that date. The aggregate payments that would be made to such individuals would be an expense to the Bank, thereby reducing net income and the Bank's capital by that amount, adjusted as appropriate for income tax effects. The agreements may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

         Supplemental Retirement Plan. The Bank has adopted a supplemental retirement plan ("SERP") for the benefit of John M. Lisicki, President and one other officer of the Bank in connection with the termination of a defined benefit retirement plan in fiscal 1994. The purpose of the SERP is to furnish the participants with supplemental post-retirement benefits in addition to those which will be provided under the Bank's 401(k) Plan. After an analysis of the retirement benefits provided to all employees, the Bank determined that most employees would benefit more from a 401(k) savings plan than the defined benefit retirement plan. The SERP was adopted to compensate Mr. Lisicki and the other officer so that when the benefits under the SERP are added to the benefits under the 401(k) Plan, the retirement benefits are approximately equal to the retirement benefits these same officers would have received under the terminated defined benefit retirement plan. The targeted level of retirement benefits under the SERP are calculated as 60% of the Mr. Lisicki's final average compensation (as defined in the SERP), as adjusted to take into account certain other retirement benefits. Annually, a sum equal to 16.99% of Mr. Lisicki's annual salary is accrued as a financial expense by the Bank for the benefit of Mr. Lisicki. The SERP provides that the Bank can pay the benefits under the SERP either as a single lump sum payment, by purchasing a straight life or joint and survivor annuity, or in monthly installments over five, ten, or fifteen years. Payments under the SERP will be accrued for financial reporting purposes based upon the yearly credit by the Bank to the account of the officer. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time for tax return purposes. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon involuntary termination of the participant prior to the officer obtaining the age of 55 or obtaining 20 years of credited service under the SERP. For the fiscal year ended September 30, 1997, expenses associated with the SERP totaled approximately $24,000.

         1997 Stock Option Plan. The Board of Directors of the Company has adopted the 1997 Stock Option Plan (the "Option Plan") for the benefit of its directors, officers, and key employees. See "Proposal II - Ratification of Amendment to the 1997 Stock Option Plan" for details relating to the amendment of the Option Plan. The following table sets forth the year end value of options granted pursuant to the Option Plan to the Chief Executive Officer.

         The following tables set forth additional information concerning stock options granted during the 1997 fiscal year.

                             OPTION/SAR GRANTS TABLE
                      Option/SAR Grants in Last Fiscal Year
                      -------------------------------------

                                  Individual Grants
                  --------------------------------------------------------------
                                       % of Total
                  # of Securities     Options/SARs
                    Underlying         Granted to   Exercise or
                   Options/SARs       Employees in   Base Price    Expiration
 Name               Granted(#)         Fiscal Year     ($/Sh)         Date
 ----               ----------         -----------     ------         ----

John M. Lisicki       36,368              35.7%       $13.875     May 30, 2007


-----------------
(1) No Stock Appreciation Rights (SARs) are authorized under the plan.

                                Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                                ---------------------------------------------------------------------------------
          (a)                   (b)                         (c)                       (d)                           (e)

                                                                             Number of Securities          Value of Unexercised
                                                                            Underlying Unexercised       In-The-Money Options/SARs
                                                                                Options/SARs at                at FY-End ($)
                                                                                  FY-End (#)
                     Shares Acquired
Name                 on Exercise (#)            Value Realized($)(1)   Exercisable/Unexercisable    Exercisable/Unexercisable(1)
----                 ---------------            --------------------   -------------------------    ----------------------------
John M. Lisicki           N/A                          N/A                         0/36,368                     $0/$145,472


------------------
(1) Market value of underlying securities at fiscal 1997 year-end (equal to market closing price of $17.875) minus the exercise price.

         Restricted Stock Plan. The Board of Directors of the Company has adopted a restricted stock program (the "RSP") for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The Bank contributed sufficient funds to the RSP to purchase Common Stock from the Company representing 4% of the aggregate number of shares issued in the Conversion (i.e., 58,190 shares). The shares will vest at the rate of 20% per year, beginning May 30, 1998. See "Proposal III - Ratification of the amendment to the Restricted Stock Plan" for details relating to the amendment of the RSP.

Certain Relationships and Related Transactions

         Director John A. Kosinski, Jr., is an attorney in Amsterdam, New York, and performs legal work for the Bank, consisting of mortgage title reviews and closings on loans. During the fiscal year ended September 30, 1997, Mr. Kosinski collected fees of $62,000 from the Bank, in connection with this legal work, which fees were in excess of 5% of the total gross revenues of Mr. Kosinski's firm.

         Director Tesiero is a principal and substantial owner of the Amsterdam Riverfront Center (the "Center"). The Bank has entered into two leases with the Center to lease space to house portions of the Bank's operations and a small branch office with an ATM. The leases are for a term of five years with an option to renew the leases for another five years. The leases with the Center are at a rent that was equivalent to the market rate at the time the leases were entered into and the Bank will pay approximately $125,000 in lease payments over five years for the use of approximately 7,000 square feet. The spaces leased by the Bank make up two of the 64 spaces available in the Center.

         The Bank had no "interlocking" relationships existing on or after September 30, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers and directors. Such loans a) have been made in the ordinary course of business, b) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and c) do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE AMENDMENT TO THE
                             1997 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors adopted the 1997 Stock Option Plan and the stockholders approved the Plan on May 30, 1997 ("Effective Date"). Pursuant to the Option Plan, up to 145,475 shares of Common Stock equal to up to 10% of the total Common Stock issued in the Conversion are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the business success of the Company and the Bank. The Company has recently adopted amendments to the Option Plan ("Option Plan Amendments") and is submitting such amendments to the stockholders for ratification. The full text of the Option Plan Amendments is set forth as Appendix A to this Proxy Statement, and the summary of the Option Plan Amendments provided below is qualified in its entirety by such reference.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Option Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period and the resultant prohibition against accelerated vesting of option grants upon the occurrence of an event other than the death or disability of the option holder, such as in the case of a change in control of the Company or retirement of an optionee.

         Recent OTS interpretive letters permit amendment of stock benefit plans to eliminate the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that stockholder ratification of such amendments is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted the Option Plan Amendments, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan Amendments and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the Option Plan Amendments is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

         The Option Plan Amendments do not increase the number of shares reserved for issuance under the Plan or alter the classes of individuals eligible to participate in the Plan. In the event that the Option Plan Amendments are not ratified by stockholders at the Meeting, the Option Plan Amendments will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, as amended by the Option Plan Amendments, are described below.

         The Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Option Plan requires that Options granted to Employees or Directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. As permitted by OTS interpretive letters, the Option Plan Amendments will specifically authorize the acceleration of vesting of Options upon a Change in Control; provided that such amendments are ratified by the stockholders. Such Option Plan Amendments will affect previously awarded Options and any Options that may be granted in the future. Pursuant to the Option Plan, as amended by the Option Plan Amendments, upon a Change in Control, all Options granted to such Participants that are outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         The table below presents information related to stock option awards previously made under the Option Plan. Such Option Plan Amendments do not impact the number of awards previously made. Such Option Plan Amendments confirm the provisions of the Option Plan previously approved by stockholders with respect to the accelerated vesting of awards upon a Change in Control. In accordance with the Option Plan Amendment, all outstanding option awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                      PRIOR AWARDS UNDER STOCK OPTION PLAN
                      ------------------------------------

Name and Position                                      Number of Options(1)(2)
-----------------                                      -----------------------

John M. Lisicki
  Director, President and Chief Executive Officer....              36,368(5)
Benjamin W. Ziskin
  Vice President.....................................              23,276(5)
James J. Alescio
  Treasurer and Chief Financial Officer..............              16,002(5)
Christine Ceterski
  Secretary of the Bank..............................               8,278(5)
Gail Vacula
  Branch Administrator...............................               8,278(5)
Sandra M. Hammond
  Secretary of the Company...........................               8,278(5)
Dr. Ronald S. Tecler
  Director (3).......................................               7,273(4)
John A. Tesiero, Jr.
  Director (3).......................................               7,273(4)
Executive Officer Group (3 persons)..................              75,646(5)
Non-Executive Director Group
  (6 persons)........................................              43,638(4)

-----------------
(1) The exercise price of such Options is equal to the Fair Market Value of the Common Stock on the date of grant (i.e., $13.875 on May 30, 1997).
(2) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(3)  Nominee for Director.

(Footnotes continued next page.)

(4) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability or death or a Change in Control of the Company or the Bank, such awards shall be 100% exercisable.
(5)  Options  awarded to officers  and  employees  are  exercisable  as follows:
     Options awarded are first exercisable at the rate of 20% on the one year anniversary from the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death or disability, or upon a Change in Control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan Amendments may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan Amendments specifically for anti-takeover purposes. The exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 145,475 shares of Common Stock), then the impact to current stockholders would be to dilute their current ownership percentages by approximately 9.5%. The Option Plan Amendments do not increase the maximum number of shares issuable under the Plan.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Ratification

         Stockholder ratification of the Option Plan Amendments is being sought in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE 1997 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                 PROPOSAL III - RATIFICATION OF THE AMENDMENT TO
                            THE RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company has implemented the Restricted Stock Plan as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company, the Bank will contribute sufficient funds to the RSP to purchase up to 58,190 shares of Common Stock, representing up to 4% of the aggregate number of shares issued in the Conversion, in the open market. Alternatively, the RSP may purchase authorized but unissued shares of Common Stock from the Company. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP were made in recognition of prior and expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the RSP contains certain restrictions and limitations, including among others, provisions prohibiting the accelerated vesting of awards other than upon the death or disability of the award recipient, such as in the case of a change in control of the Company or retirement of a recipient of an RSP award.

         OTS interpretative letters permit the amendment of the RSP to eliminate the provisions of the RSP which reflect the restrictions and limitations described above, provided that stockholder ratification therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the RSP, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the RSP are collectively referred to herein as the "RSP Amendments"). The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of awards under the RSP and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the RSP Amendments is in the best interest of the stockholders of the Company, as well as the officers, directors and employees of the Company. The RSP Amendments do not increase the number of shares available for distribution under the RSP, change the RSP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the RSP. In the event that the RSP Amendments are not ratified by stockholders at the Meeting, the RSP Amendments will not take effect, but the RSP will remain in effect. The principal provisions of the RSP, as it would be amended by the RSP Amendments, are described below. The full text of the RSP Amendments is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the RSP Amendments provided below is qualified in its entirely by such reference.

Awards Under the RSP

         Currently the RSP provides that the Shares covered by an Award will vest not more rapidly than at the rate of 20% each year beginning one year from the date of grant or upon the disability or death of the option holder. The RSP also provides that awards will accelerate vesting upon a Change in Control, provided that such accelerated vesting is not inconsistent with regulations of the OTS in effect at the time of such accelerated vesting. As permitted by OTS interpretive letters, these restrictions on accelerated vesting upon a Change in Control of the Company or the Bank may be removed through stockholder ratification of the RSP Amendments. Accordingly, pursuant to the RSP, as amended by the RSP Amendments, all Shares covered by an outstanding Award will become 100% vested upon the death, disability or a Change of Control of the Company.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specify otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non- forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock shall be immediately non-forfeitable in the event of the death or disability of such recipient, or upon a Change in Control of the Company or the Bank, and distributed as soon as practicable thereafter. The Board of Directors may terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company. The RSP Amendments confirm the provisions of the RSP previously approved by the stockholders with respect to the acceleration of vesting of awards upon a Change in Control.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee Directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Such RSP Amendments do not change the number of shares awarded or other terms, except to ratify the accelerated vesting of such awards upon a Change in Control of the Company or the Bank.

                    PRIOR AWARDS UNDER RESTRICTED STOCK PLAN
                    ----------------------------------------

                                                           Number of Shares
Name and Position                                      Previously Awarded (1)(2)
-----------------                                      -------------------------

John M. Lisicki
  Director, President and Chief Executive Officer......        14,547
Benjamin W. Ziskin
  Vice President.......................................         9,310
James J. Alescio
  Treasurer and Chief Financial Officer................         6,400
Christine Ceterski
  Secretary of the Bank................................         3,491
Gail Vacula
  Branch Administrator.................................         3,491
Sandra M. Hammond
  Secretary of the Company.............................         3,491
Dr. Ronald S. Tecler
  Director (3).........................................         2,909
John A. Tesiero
  Director (3).........................................         2,909
Executive Officer Group (3 persons)                            30,257
Non-Executive Director Group (6 persons)...............        17,454(4)

(Footnotes next page.)

(1) All Plan Share Awards presented herein shall be earned at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3)  Nominee for director.
(4) Each of six (6) non-employee directors have been awarded 2,909 shares, subject to applicable vesting.

Amendment and Termination of the Plan

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become 100% vested and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize a compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the RSP Amendments to stockholders for ratification in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENTS TO THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         KPMG Peat Marwick LLP was the Company's independent public accountant for the 1997 fiscal year. The Board of Directors has renewed the Company's arrangement with KPMG Peat Marwick LLP to be its auditors for the 1998 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending September 30, 1998, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 161 Church Street, Amsterdam, New York 12010 no later than September 11, 1998.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1997 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company. The annual report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1997 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, AFSALA Bancorp, Inc. 161 Church Street, Amsterdam, New York 12010.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/Sandra M. Hammond
                                       Sandra M. Hammond
                                       Corporate Secretary

Amsterdam, New York
January 9, 1998

                                                                      EXHIBIT A
                                                                      ---------
                                    Amendment
                                     to the
                              AFSALA BANCORP, INC.
                             1997 Stock Option Plan
                             ----------------------

1. Revision to the Plan by addition of the following Section 24 in its entirety as follows:

     24. Plan Provisions Effective as of February 24, 1998.

         (a) Immediate Vesting Upon a Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control of the Company or the Savings Bank, all outstanding Awards shall be immediately 100% exercisable and non-forfeitable.

                                                                       EXHIBIT B
                                                                       ---------

                                    Amendment
                                     to the
                             AMSTERDAM FEDERAL BANK
                    Restricted Stock Plan and Trust Agreement
                    -----------------------------------------


1. Revision to the Plan by addition of the following Section 9.10 in its entirety as follows:

     9.10.    Plan Provisions Effective as of February 24, 1998.
              --------------------------------------------------

              Notwithstanding anything herein to the contrary, upon a Change in Control of the Parent or the Savings Bank, all outstanding Awards shall be immediately 100% earned and non-forfeitable.

--------------------------------------------------------------------------------
                              AFSALA BANCORP, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of AFSALA Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Amsterdam Hotel (formerly the Holiday Inn), located at 10 Market Street, Amsterdam, New York on February 24, 1998, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                         FOR    WITHHELD
                                                         ---    --------
1.        The election as directors
          of the nominees listed below                   |_|      |_|
          (except as marked to the
          contrary below):

          Dr. Ronald S. Tecler
          Mr. John A. Tesiero, Jr.

          (Instruction: To withhold authority to vote for any nominee, write that nominee's name on the space provided below)



                                                         FOR    AGAINST  ABSTAIN
                                                         ---    -------  -------
2.        The ratification of the amendment to the
          AFSALA Bancorp, Inc. 1997 Stock Option Plan.   |_|      |_|      |_|

3.        The ratification of the amendment to the
          Amsterdam Federal Bank Restricted Stock Plan.  |_|      |_|      |_|

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated January 9, 1998, and the 1997 Annual Report to Stockholders.


                                                Please check here if you
Dated:                      , 1998          |_| plan to attend the Meeting.
       ---------------------






-------------------------------------       ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-------------------------------------       ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              AFSALA Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]     No fee required
  [ ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

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         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
         (1) Amount previously paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3) Filing Party:

--------------------------------------------------------------------------------
         (4) Date Filed: